SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) March 22, 2001

Residential Asset Securities Corporation (as company under a Pooling and Servicing Agreement dated as of March 1, 2001 providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2001-KS1)

                    Residential Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)



           Delaware               333-56893              75-2006294
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       (State or other           (Commission          (I.R.S. employer
       jurisdiction of           file number)       identification no.)
        incorporation)


          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
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               (Address of principal executive offices) (Zip code)



        Registrant's telephone number, including area code (612) 832-7000
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          (Former name or former address, if changed since last report)


                         Exhibit Index Located on Page 2



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

        (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                       Sequentially
                                                           Numbered
Exhibit                                                     Exhibit
Number                                                         Page

10.1 Pooling and Servicing Agreement, dated as of March 1, 2001 among Residential Asset Securities Corporation, as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.

10.2 Certificate Guaranty Insurance Policies issued by Financial Guaranty Insurance Company in connection with the Residential Asset Securities Corporation, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2001-KS1, Class A Certificates.



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                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL ASSET SECURITIES CORPORATION

                            By:    /s/Julie Steinhagen
                                   ---------------------
                                   Name:  Julie Steinhagen
                                   Title: Vice President

Dated:  March 22, 2001




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                                  Exhibit 10.1

                         Pooling and Servicing Agreement

                                  Exhibit 10.2

                     Certificate Guaranty Insurance Policies

                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                RESIDENTIAL ASSET SECURITIES CORPORATION

                                By:    /s/Julie Steinhagen
                                       ---------------------
                                       Name:  Julie Steinhagen
                                       Title: Vice President

Dated:  March 22, 2001


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